                                                                Exhibit 10.6

             FIRST AMENDMENT TO NOTE AND EQUITY PURCHASE AGREEMENT
             -----------------------------------------------------

      This First Amendment to Note and Equity Purchase Agreement (this "AMENDMENT"), dated as of August 9, 2001, is entered into by and among CORNELL COMPANIES, INC., a Delaware corporation (the "COMPANY"), its Subsidiaries signatories hereto (the "SUBSIDIARIES", and together with the Company, the "LOAN PARTIES") AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation ("ACS"), ACAS BUSINESS LOAN TRUST 2000-1 ("ACAS 2001"), ACAS FUNDING TRUST I ("ACAS I") and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("TIAA"). ACS, ACAS 2001, ACAS I and TIAA are referred to collectively as the "PURCHASERS" and individually as "PURCHASER". Capitalized terms used and not defined elsewhere in this Agreement are defined in Article 1, below.


                                    RECITALS

      A. The Company, ACS and TIAA have entered into that certain Note and Equity Purchase Agreement, dated as of July 21, 2000 (as amended from time to time, the "NOTE AGREEMENT").

      B. The Company has entered into that certain (i) Indenture issued by Municipal Corrections Finance, L.P. (the "LANDLORD"), dated as of August 1, 2001 with The Chase Manhattan Bank, as Trustee and Securities Intermediary (the "TRUSTEE"); (ii) First Series Supplement to Indenture, dated as of August 1, 2001 for $197,400,000 of 8.47% Taxable Revenue Bonds, due August 1, 2016; (iii) Master Lease Agreement by and between Landlord and the Company, dated as of August 14, 2001; and (iv) Reserve Fund Agreement by and among the Landlord, Trustee and Lehman Brothers Special Financing, Inc., (collectively, the "2001 MUNICIPAL TRANSACTION DOCUMENTS") pursuant to which the Loan Parties agreed to participate in the transactions contemplated therein (collectively, the "2001 MUNICIPAL TRANSACTION").

      C. The Company has requested that the Purchasers make certain amendments to the Note Agreement, and the Purchasers are willing to do so subject to the terms and conditions set forth herein.


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Note Agreement.

2. AMENDMENTS. Effective as of the date hereof, the Note Agreement is hereby amended as follows:

      2.1 DEFINITION OF "EBITDAR." The definitions of "EBITDAR" in SECTION 1.1 of the Note Agreement shall be amended by adding the word "PLUS" at the end of clause (j) thereof, and by adding the following new clauses (k) and (l):

            "(k) rent expense in respect of the Municipal Transaction (determined in accordance with GAAP) for such period, MINUS

             (l) the aggregate amount of cash rent payments made by the Obligors during such period in respect of the Municipal
      Transaction;"

      2.2 DEFINITION OF "EBITDAR RATIO I." The definitions of "EBITDAR Ratio I" in SECTION 1.1 of the Note Agreement shall be amended by inserting the following at the end of clause (a) thereof:

            "MINUS the aggregate credit balance of the Restricted Account on such date,"

      2.3 DEFINITION OF "EBITDAR RATIO II." The definitions of "EBITDAR Ratio II" in SECTION 1.1 of the Note Agreement shall be amended by inserting the following at the end of clause (a) thereof:

            "MINUS the aggregate credit balance of the Restricted Account on such date."

      2.4 DEFINITION OF "ELIGIBLE ACQUISITION." The definition of "Eligible Acquisition" in Section 1.1 of the Note Agreement shall be amended by replacing the dollar amount "$20,000,000" therein with "$5,000,000" in lieu thereof.

      2.5 DEFINITION OF "FIXED CHARGES RATIO." The definitions of "Fixed Charges Ratio" in Section 1.1 of the Note Agreement shall be amended in its entirety to read as follows:

        "`Fixed Charges Ratio' shall mean, for any Measurement Period, the ratio of: (a) the sum of (i) EBITDAR for the period of 12-consecutive months ending on or most recently ended prior to such Measurement Period, PLUS (ii) the aggregate amount of cash rent payments made by all Loan Parties in respect of the Municipal Transaction during such period (to the extent deducted in determining EBITDAR for such period), MINUS (iii) Capital Expenditures made by the Company and its Subsidiaries during such Measurement Period to the extent not financed with the proceeds of the Senior Debt, MINUS (iv) taxes paid in cash during such Measurement Period (other than any Municipal Transaction Taxes paid with proceeds in the Restricted Account), to (b) the sum of (i) Debt Service for such Measurement Period, PLUS (ii) the aggregate amount of cash rent payments made by the Loan Parties in respect of the Municipal Transaction during such period.

      2.6 DEFINITION OF "INTEREST EXPENSE." The definition of "Interest Expense in SECTION 1.1 of the Note Agreement shall be amended by adding the following clause (e):

            "minus (e) the aggregate amount of interest income in respect of the Restricted Account accrued during such period."

      2.7 DEFINITION OF "MUNICIPAL TRANSACTION TAXES." The following new definition of "Municipal Transaction Taxes" shall be added to SECTION 1.1 of the Note Agreement in the appropriate alphabetical location:

          "`Municipal Transaction Taxes' shall mean cash income taxes paid by the Company during 2001, in an aggregate amount not to exceed $5,000,000, in respect of gains as a result of the consummation of the 2001 Municipal Transaction."

      2.8 DEFINITION OF "RESTRICTED ACCOUNT." The following new definition of "Restricted Account" shall be added to SECTION 1.1 of the Note Agreement in the appropriate alphabetic location.

            "`Restricted Account' shall have the meaning ascribed to such term in SECTION 2.09(f) of the Credit Agreement."

      2.9 ADDITION OF SECTION 3.8. A new SECTION 3.8 is hereby added to the Agreement immediately following the existing SECTION 3.7, which shall provide as follows:

            3.8 CERTAIN WAIVERS. The Company unconditionally waives (i) any rights to presentment, demand, protest or (except as expressly required hereby) notice of any kind, and (ii) any rights of recission, setoff, counterclaim or defense to payment under the Notes or otherwise that the Company may have or claim against any Purchaser or prior Purchaser.

      2.10 AMENDMENT TO SECTION 7.3. SECTIONS 7.3 (a), (b), (d) and (e) of the Note Agreement are hereby deleted in its entirety and the following substituted in lieu thereof:

            "(a) EBITDAR RATIO I. The Company will not permit the EBITDAR Ratio I with respect to any period ending on a date that falls within any period set forth below under the column entitled "Period" to exceed the applicable ratio set forth under the caption "Ratio" opposite such period:


                        Period                       Ratio
                        ------                       -----
      August 1, 2001 through and
      including June 30, 2003                      3.0 to 1

      July 1, 2003 through and
      including June 30, 2004                      2.75 to 1

      July 1, 2004 through and



                                       3



                        Period                       Ratio
                        ------                       -----
      all times thereafter                         2.5 to 1


            (b) EBITDAR RATIO II. The Company will not permit the EBITDAR Ratio II to exceed 3.6 to 1 at any time.

            (d) INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio with respect to any period ending on a date that falls within any period set forth under the column entitled "Period" to be less than the applicable ratio set forth under the caption "Ratio" opposite such period:



                        Period                       Ratio
                        ------                       -----
      August 1, 2001 through and
      including March 31, 2003                     1.50 to 1

      April 1, 2003 through and
      including December 31, 2004                  1.80 to 1

      January 1, 2005 and all times thereafter     2.25 to 1



            (e) FIXED CHARGES RATIO. The Company will not permit the Fixed Charges Ratio with respect to any period ending on a date that falls within any period set forth under the column entitled "Period" to be less than the applicable ratio set forth under the caption "Ratio" opposite such period:


                        Period                       Ratio
                        ------                       -----
      August 1, 2001 through and
      including September 30, 2001                 1.2 to 1

      October 1, 2001 through and including
      December 31, 2001                            1.0 to 1

      January 1, 2002 through and
      including March 31, 2003                     1.0 to 1

      April 1, 2003 and all times thereafter       1.0 to 1"


3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Purchasers:

      3.1. The Purchasers shall have received (a) this Amendment, duly executed by the Company; (b) a true, correct and complete copy of that certain Amendment No. 2 to Credit



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Agreement and Amendment No. 1 to Master Agreement, dated as of August 9, 2001 and each document relating thereto; (c) true, correct and complete copies of the 2001 Municipal Transactions Documents; and (d) such additional documents, instruments and information as the Purchasers or their legal counsel may request.

      3.2. No Default or Event of Default under the Note Agreement, as amended hereby, shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by the Purchasers.

      3.3 The amendment to Credit Agreement shall have been duly executed and delivered by the parties thereto and shall be on terms and conditions satisfactory to the Purchasers, and all conditions precedent therein shall have been satisfied or waived.

      3.4 The representations and warranties contained herein and in the Note Agreement and the other Note Documents, as amended hereby, shall be true and correct on and as of the date hereof after giving effect to the 2001 Municipal Transaction to be consummated on or about the date hereof.

      3.5 The 2001 Municipal Transactions Documents shall have been duly executed and delivered by the parties thereto, all conditions to the consummation of the 2001 Municipal Transaction shall have been satisfied or waived with the Purchasers' consent, and the terms and provisions of the 2001 Municipal Transactions Documents shall be satisfactory to the Purchasers.

4. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

      4.1. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Note Documents are ratified and confirmed and shall continue in full force and effect. The Company and the Purchasers agree that the Note Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      4.2. The Company hereby represents and warrants to the Purchasers that
(a) the execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite corporate action on the part of the Company and will not violate the Articles of Incorporation or Bylaws of the Company; (b) the representations and warranties contained in the Note Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of such date; (c) no Default or Event of Default under the Note Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Purchasers; (d) the Company is in full compliance with all covenants and agreements contained in the Note Agreement, as amended hereby, and the other Note Documents; and (e) the Company has not amended its Articles of Incorporation or its Bylaws since July 21, 2000, except for such amendments, if any, as are attached to the Company General Certificate.

5. LIMITED WAIVER AND CONSENT.

      5.1. By execution of this Amendment, the Purchasers (a) consent to the 2001 Municipal Transaction, on the terms set forth in the copies of the 2001 Municipal Transaction Documents delivered to the Purchasers in executed form on or prior to the date of this Amendment, (b) consent to that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Master Agreement, dated as of August 9, 2001, on the terms set forth in the copies of such document delivered to the Purchasers in executed form on or prior to the date of this Amendment and (c) hereby waive any Default or Event of Default which would otherwise occur or exist under any of the Note Documents solely as a result of (i) the execution or performance by the Company of the 2001 Municipal Transactions Documents, or (ii) the consummation of the 2001 Municipal Transaction. The failure of any of the Purchasers at any time or times hereafter to require strict performance by Company of any provision thereof shall not waive, affect or diminish any right of any of the Purchasers to thereafter demand strict compliance therewith. The Purchasers hereby reserve all rights granted under the Note Agreement, the other Note Documents, this Amendment and any other contract or instrument between Company and the Purchasers.

      5.2 Except as specifically amended hereby, the Note Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

      5.3 Except as specifically provided in this Amendment or the Note Agreement, the execution, delivery and effectiveness of this Amendment shall not
(i) operate as a waiver of any
right, power or remedy of any Purchaser, whether created by contract, at law or in equity, (ii) constitute a waiver of, or consent to and departure from, any provision of the Note Agreement, the other Note Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith, or (iii) be construed or deemed to be a satisfaction, novation, cure, modification, amendment or release of the Notes, the Agreement and the other Note Documents.

6. MISCELLANEOUS.

      6.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Note Agreement or any other Note Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Note Documents, and no investigation by any Purchaser or any closing shall affect the representations and warranties or the right of such Purchaser to rely upon them.

      6.2. REFERENCE TO NOTE AGREEMENT. Each of the Note Agreement and the other Note Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Note Agreement, as amended hereby, are hereby amended so that any reference in the Note Agreement and such other Note Documents to the Note Agreement shall mean a reference to the Note Agreement as amended hereby.

      6.3. EXPENSES OF THE PURCHASERS. As provided in the Note Agreement, the Company agrees to pay on demand all costs and expenses incurred by the Purchasers in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of the Purchasers' legal counsel.

      6.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.5. SUCCESSORS AND ASSIGNS. This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

      6.6. HEADINGS. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

      6.7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which shall collectively constitute one agreement.

      6.8. LAW GOVERNING. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

      6.9. WAIVER; MODIFICATION. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

      6.10. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PURCHASERS IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

      6.11. FINAL AGREEMENT. THE NOTE AGREEMENT, AS AMENDED HEREBY, AND THE OTHER NOTE DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE NOTE AGREEMENT, AS AMENDED HEREBY, AND THE OTHER NOTE DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the Company and the Purchasers have caused this First Amendment to be executed and delivered as of the date first written.

                                  LOAN PARTIES:

                                  CORNELL COMPANIES, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS MANAGEMENT, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS OF TEXAS, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS OF CALIFORNIA, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS OF RHODE ISLAND, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS OF OKLAHOMA, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS OF GEORGIA, L.P.

                                  By: CCGI Corporation, its general partner

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS OF ALASKA, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL ABRAXAS GROUP, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  WBP LEASING, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL INTERVENTIONS, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CCGI CORPORATION

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS CONSULTING, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  THE CORNELL COX GROUP, L.P.

                                  By: Cornell Corrections of North America, Inc.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  CORNELL CORRECTIONS OF NORTH AMERICA, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                  INTERNATIONAL SELF HELP SERVICES, INC.

                                  By:
                                      ----------------------------------
                                      John L. Hendrix
                                      Chief Financial Officer

                                   PURCHASER:

                                    ACAS BUSINESS LOAN TRUST 2000-1

                                    By:  AMERICAN CAPITAL STRATEGIES, LTD.,
                                          As Servicer

                                          By:
                                             ------------------------------
                                             Darin Winn
                                             Senior Vice President


                                    ACAS FUNDING TRUST I

                                    By:  AMERICAN CAPITAL STRATEGIES, LTD.,
                                          As Servicer

                                         By:
                                            ------------------------------
                                            Darin Winn
                                            Senior Vice President

                                    AMERICAN CAPITAL STRATEGIES,
                                    LTD.

                                     By:
                                        -------------------------------
                                        Darin Winn
                                        Senior Vice President

                                 PURCHASER:

                                 TEACHERS INSURANCE and ANNUITY
                                 ASSOCIATION of AMERICA

                                  By:
                                      ----------------------------------
                                      Estelle Simsolo
                                      Director - Private Placement